Events After the Reporting Period	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events After the Reporting Period
Note 13 — Events After the Reporting Period
The Group evaluated all events through August 3, 2023 and determined that there were no reportable subsequent events to be disclosed or adjusted in the unaudited condensed consolidated financial statements.

Note 26 — Events After the Reporting Period
The Company evaluated subsequent events for recognition or disclosure through March 31, 2023, the date these consolidated financial statements were authorized for issuance by the Board.
On January 1, 2023, the Company granted options to purchase an aggregate of 4,171,572 Ordinary Shares to certain employees and directors. Such options each have an expiration date of ten years from the date of grant and an exercise price of $10.90.
On January 14, 2023, the Company granted options to purchase an aggregate of 18,600 Ordinary Shares to a non-executive director. Such options each have an expiration date of ten years from the date of grant and an exercise price of $10.22.
In January 2023, the Group achieved a clinical success milestone related to our Phase 2b ROSE2 clinical trial and as a result expect to receive the milestone payment from Menarini by April 2023 amounting to €5 million.
The Company announced on March 3, 2023 that David Topper, Chief Financial Officer, who provided advice and guidance in support of the Company’s now complete public company transition, has resigned. The Company has appointed current Chief Accounting Officer, Louise Kooij, as Interim Chief Financial Officer. The Company intends to conduct a search for a new permanent chief financial officer.